                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-
     6(E)(2)
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      John Hancock Variable Series Trust I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
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     (1)  Title of each class of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                      John Hancock Variable Series Trust I
                    Notice of Special Meeting of Shareholders

     A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston Massachusetts (telephone 1-800-732-5543), at 11:00 A.M., on Friday April 6, 2001, to consider and vote upon the following matters:

--------------------------------------------------------------------------------
1. Proposals to approve, as to the Large/Mid Cap Value II Fund (formerly the Mid Cap Value Fund):

     A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Wellington Management Company, LLP ("Wellington"); and
     B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

2. Proposals to approve, as to the Small Cap Value Fund (formerly the Small/Mid Cap Value Fund):

     A. a new Sub-Investment Management Agreement among the Trust, John Hancock and T. Rowe Price Associates, Inc. ("T. Rowe Price") a subsidiary of T. Rowe Price Group, Inc.; and
     B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

3. Proposals to approve, as to the Large Cap Value CORE/SM/ II Fund (formerly the American Leaders Large Cap Value Fund):

     A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co.("Goldman Sachs"); and
     B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

4.   Proposals to approve, as to the Active Bond II Fund (formerly the Core Bond
     Fund):

     A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and JH Hancock Advisers, Inc. ("JH Advisers"); and
     B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

5. A proposal to approve, as to the Money Market Fund, a new Sub-Investment Management Agreement among the Trust, John Hancock, and Wellington Management.

6.   Proposals to approve, as to the Large Cap Value Fund:

     A. an amendment to the current Sub-Investment Management Agreement among the Trust, John Hancock, and T. Rowe Price, reflecting a decrease in this Fund's sub-investment advisory fee; and
     B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.
--------------------------------------------------------------------------------

     In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

An owner of a variable life insurance policy or a variable annuity contract ("Shareholder") will be entitled to give voting instructions only if he/she was the Shareholder of record as of the close of business on February 16, 2001. John Hancock is soliciting votes from Shareholders invested in the following Funds with respect to the matters affecting those Funds:

-------------------------------------------------------------------------------
           FUND                                PROPOSAL
===============================================================================
                        1A   1B  2A   2B  3A   3B    4A   4B     5    6A   6B
===============================================================================
Large/Mid Cap            X   X
 Value II
-------------------------------------------------------------------------------
Small Cap Value                   X   X
-------------------------------------------------------------------------------
Large Cap Value
 CORE/SM/ II                               X    X
-------------------------------------------------------------------------------
Active Bond II                                       X     X
-------------------------------------------------------------------------------
Money Market                                                     X
-------------------------------------------------------------------------------
Large Cap Value                                                       X    X
-------------------------------------------------------------------------------

                                                MICHELE G. VAN LEER
                                                Chairman, Board of Trustees

Boston, Massachusetts
March __, 2001


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING WILL BE MAILED TO YOU. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

     This statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of its Shareholders (the "Meeting"), to be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on Friday, April 6, 2001 at 11:00 A.M. Boston time. This solicitation is being made of all shares of several series (the "Funds") of the Trust which are attributable to the Shareholders' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, JF, H and I; Separate Account IPL-1 of Investors Partner Life Insurance Company ("IPL"); and John Hancock Mutual Variable Life Insurance Account UV (collectively, the "Accounts"). The cost of printing and mailing this notice and statement and the accompanying voting instructions form will be borne by the Funds. All other expenses will be borne by John Hancock. In addition to solicitations by mail, a number of regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Shareholders on or about March 1, 2001.

     Only the Funds indicated in the chart on the attached notice will vote on each proposal listed in that chart.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 1999, ITS SEMI-ANNUAL REPORT FOR 2000 AND, WHEN AVAILABLE, A COPY OF ITS ANNUAL REPORT FOR 2000 TO ANY SHAREHOLDER UPON REQUEST. SUCH REQUEST MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE COVER OF THIS PROXY STATEMENT.

Voting Instructions

     Although John Hancock and its subsidiaries, IPL and John Hancock Variable Life Insurance Company ("JHVLICO"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by owners of variable life insurance policies and variable annuity contracts, as discussed below. For this purpose, the owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

     Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Shareholder executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

     Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Shareholder present at the meeting may withdraw his/her voting instruction form and give voting instructions in person. John Hancock, JHVLICO and IPL will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting or properly given at the meeting.

     John Hancock, JHVLICO and IPL will vote the Trust shares of each Fund held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Shareholders participating in that Fund. An Account's shares in any Fund which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by John Hancock, JHVLICO or IPL in the same proportion as the voting instructions which are received from all Shareholders participating in the Fund through that Account. Fund shares which are not attributable to policies and contracts include shares purchased with contributions made as "seed money" to the Portfolios, by John Hancock or JHVLICO.

     Please refer to Appendix A to this statement if you wish additional information about the number of shares of each Fund that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Shareholders).

Majority Voting

     In order for the Shareholders of any Fund to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Fund. When used in this information statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING WILL BE MAILED TO YOU. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

              PROPOSALS 1A and 1B - LARGE/MID CAP VALUE II FUND
                       (formerly the Mid Cap Value Fund)


           APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND
                AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                      FOR THE LARGE/MID CAP VALUE II FUND


     At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with Wellington Management and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Large/Mid Cap Value II Fund. Shareholders will need to approve both Proposals in order to implement either.

Reasons for these Proposals

     The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Trust following the appointment of Wellington Management as an interim sub-investment manager effective January 1, 2001 . Such interim sub-investment management agreements do not require shareholder approval, but the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Large/Mid Cap Value II Fund must be executed. It is that "final" agreement that is described in these Proposals and that must be approved by Shareholders.

The Sub-Investment Management Agreement

     Prior to January 1, 2001, the sub-investment manager for the Large/Mid Cap Value II Fund was Neuberger Berman LLC under an agreement with the Trust and John Hancock dated May 1, 1996.

     At its meeting on December 13, 2000, the Board, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Neuberger Berman LLC should be terminated, and that Wellington Management should be appointed as successor for the reasons described in greater detail below. At the same time, the Board changed the name of the Fund from Mid Cap Value Fund to Large/Mid Cap Value II Fund to reflect an investment strategy that will include "large cap" investments. The new investment program for this Fund will be essentially identical to that of the Large Mid Cap Value Fund that currently is being sub-advised by Wellington Management for the Trust.

     The principal reasons for John Hancock's recommendation to replace the current sub-investment manager were (i) to seek improved consistency of investment performance for the Fund with a disciplined approach consistent with an investment strategy focused on large-cap and mid-cap value investments (normally at least 65% of the Fund's net assets), (ii) to continue to build upon a strategic relationship with Wellington Management, and (iii) to make the Fund more attractive to current and prospective Shareholders due to Wellington Management's reputation and performance record. Wellington Management currently manages the Trust's Large/Mid Cap Value, Small/Mid Cap Growth and High Yield Bond Funds. Such a strategic relationship is expected to result in more efficient and effective management and oversight of the Large/Mid Cap Value II Fund than if this Fund were to continue with a sub-investment manager that, like Neuberger & Berman, manages no other Funds of the Trust.

     The Trustees already had considerable familiarity with Wellington Management and its capabilities and operational practices, because Wellington Management already has been serving as sub-investment manager to two other Funds of the Trust.

     Among the factors that the Board of Trustees considered in selecting Wellington Management as a new sub-investment manager for the Large/Mid Cap Value II Fund were the following:

     |X| Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of large-cap and mid-cap equity portfolios.

     |X| Disciplined and well-defined investment process for investing in equity securities.

     |X| Strong long-term performance record in managing large-cap and mid-cap equity portfolios.

     |X| Sub-investment advisory fee that is competitive relative to other equity portfolios with a similar investment focus.

     |X| Wellington's Management's favorable reputation and presence in the variable products and marketplace and its potential for increasing the growth in Fund assets.

     John Hancock currently pays Wellington Management an interim sub-investment advisory fee at an annual rate that is no higher than that previously paid to Neuberger Berman LLC. Whereas this rate is now 0.500% of the first $100 million of the Fund's average daily net assets; 0.475% of the next $150 million; 0.450% of the next $250 million; 0.425% of the next $250 million and 0.400% for any additional amounts, under this proposal John Hancock will pay Wellington Management 0.600% for the first $25 million; 0.500% of the next $25 million; 0.400% of the next $50 million; and 0.300% for any additional amounts. This is the same sub-advisor fee schedule that currently applies for the Trust's Large/Mid Cap Value Fund (which is the Fund after which the Large Mid/Cap Value II Fund is modeled. Under this proposal, sub-investment advisory fees would be higher only when the average daily net assets of the Fund are less than $75 million.

     A copy of the form of the new Sub-Investment Management Agreement is included as Appendix B-1 to this statement. The principal function of a Fund's sub-investment manager is to make the day to day investment decisions for a Fund. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Owners. However, in this case the higher fees payable to Wellington Management, at certain asset levels, will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Large/Mid Cap Value II Fund or John Hancock in comparison to the provisions of the sub-investment management agreement of the Fund with Neuberger Berman LLC that was last approved by shareholders of the Fund on April 23, 1999.

The Current Investment Management Agreement with John Hancock and the Proposed Amendment

     Pursuant to the Investment Management Agreement with the Trust dated March 14, 1996, John Hancock advises the Trust in connection with policy decisions of the Funds; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the Shareholders on April 23, 1999.

     For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Large/Mid Cap Value II Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the Large/Mid Cap Value II Fund for the year ended December 31, ____ was $______.

     Under the current Investment Management Agreement, the Trust pays John Hancock advisory fees at an annual rate of 0.800% of the first $100 million of the Fund's average daily net assets; 0.775% of the next $150 million; 0.750% of the next $250 million; 0.725% of the next $250 million, and 0.700% of any additional amounts.

     After evaluating the fee to be charged to the Large/Mid Cap Value II Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to the following levels: 0.95% of the first $25 million of the Fund's average daily net assets; 0.85% of the next $25 million; 0.75% of the next $50 million; and 0.65% of any additional amounts. This is the same advisory fee schedule that currently applies for the Trust's Large/Mid Cap Value Fund (which is the Fund after which the Large/Mid Cap Value II Fund is modeled).

     Under the proposal, advisory fees plus other fund expenses capped as previously noted (i.e. "total expenses") would be higher only when average daily net assets of the Fund are less than $120 million. If the increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $____________.00 , rather than the $_______.00 paid under the current Investment Management Agreement (a ____% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.85% rather than _____%. However, the 0.85% ratio compares favorably with total expense ratios currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Large/Mid Cap Value Fund (i.e., less than $250 million in assets). The average total expense ratio for all such funds is 0.94%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

     The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the Large/Mid Cap Value II Fund had they been in effect during 2000. The table is based on the Large/Mid Cap Value II Fund's average net assets during the fiscal year ended December 31, 2000 and show (1) the current
                                                                -------
annualized level of all fees and expenses for the Large/Mid Cap Value II Fund under the current investment management fee schedule; and (2) the pro-forma
                                                                  ---------
annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment management fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

---------------------------------------------------------------------------------------------------------------------
                                                                                Current                Pro-Forma
                                                                                -------                ---------
Management Fees                                                                  0.__%                   0.__%
Distribution and Service (12b-1) Fees                                             N/A                     N/A
Other Operating Expenses Absent Reimbursement                                    0.  %                   0.  %
                                                                                 ----                    ----
Total Fund Expenses Absent Reimbursement                                         ____%                   ____%
Expense Reimbursement (including fee waivers)                                   (0.  %)                 (0.  %)
                                                                                 -----                   -----
Total Fund Expenses After Reimbursement                                          ____%                   ____%
---------------------------------------------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Large/Mid Cap Value II Fund under the current management fee schedule with the cost of investing in the Large/Mid Cap Value II Fund under the proposed investment management fee schedule. The Example assumes that $10,000 is invested in the Large/Mid Cap Value II Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Large/Mid Cap Value II Fund's operating expenses remain the same. Because shares of the Large/Mid Cap Value II Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.


                                                                            One       Three        Five         Ten
                                                                            Year      Years        Years       Years
Although actual costs may be higher or lower, under the current
management fee schedule, the costs would be:                               $ __        $___        $___        $____
Although actual costs may be higher or lower, under the proposed
management fee schedule, the costs would be:                               $___        $___        $___        $____

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

     The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Large/Mid Cap Value II Fund when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Management Fees

     After conducting a review of the level of investment management fees for comparable funds, John Hancock noted the following:

     . Since the inception of the Fund, there has been an increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

     . Retaining Wellington Management as the Fund's sub-investment manager will require John Hancock to pay higher sub-advisory fees for this Fund to match the rate that John Hancock currently pays Wellington Management for its services as the sub-investment manager of the Trust's Large/Mid Cap Value Fund.

     . The current investment management fee levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

John Hancock wished to establish a new fee schedule for the Fund that would:

     . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

     . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund; and

     . generate sufficient advisory fee revenue so that fees under variable insurance products investing in the Fund would not have to be raised to less competitive levels in order for John Hancock to meet its profitability objective.

     As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustees' Recommendation

     At its meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified management fee schedule for the Large/Mid Cap Value II Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Large/Mid Cap Value II Amendment") in order to modify the current investment management fee schedules.

     In evaluating and approving the Large/Mid Cap Value II Amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant as to whether the Large/Mid Cap Value II Amendment would be in the best interests of the Large/Mid Cap Value II Fund and its Shareholders.

     In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

     . John Hancock's additional costs in retaining Wellington as the Fund's sub-investment manager, as well as the expected benefits of doing so.

     . The comparability of the investment management fees and other expenses that would be paid by the Fund under the Large/Mid Cap Value II Amendment to those paid by other funds within the current variable insurance marketplace having similar investment focus and asset size.

     . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

     . The impact of the proposed changes in investment management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

     . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

     . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

     . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

     . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to Wellington Management from the placing of portfolio transactions to recognize research and brokerage services.

     Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Fund and its Shareholders.

Additional Information

     Wellington Management. As of December 31, 2000, Wellington Management had over $274 billion of assets under management, $161 billion of which was in equities. Appendix D to this statement contains additional information concerning Wellington Management and its Executive Committee members.

     John Hancock John Hancock began providing investment advice to investment companies in 1972 when it organized a "management" separate account, invested primarily in common stocks, for the purpose of funding individual variable annuity contracts. Both before and after that date, John Hancock established a number of separate accounts investing in common stocks, public bonds, or other securities in connection with the funding of variable annuities and variable life insurance. Total assets under management by John Hancock and its subsidiaries as of December 31, 2000, amounted to approximately $X billion, of which over $ billion was owned by John Hancock. Appendix D to this statement contains additional information concerning John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

     The Board of Trustees has determined that the Sub-Investment Management Agreement and the Large/Mid Cap Value II Amendment are in the best interests of the Trust and the Shareholders of the Large/Mid Cap Value II Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE LARGE/MID CAP VALUE II FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:

         PROPOSAL 1A    THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH
                        WELLINGTON MANAGEMENT

         PROPOSAL 1B    THE LARGE/MID CAP VALUE II AMENDMENT WITH JOHN HANCOCK

                  PROPOSALS 2A and 2B - SMALL CAP VALUE FUND
                    (formerly the Small/Mid Cap Value Fund)

          APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND
               AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                         FOR THE SMALL CAP VALUE FUND

     At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with T. Rowe Price and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Small Cap Value Fund. Shareholders will need to approve both Proposals in order to implement either.

Reasons for these Proposals

     The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders' meeting of the Trust following the appointment of T. Rowe Price as an interim sub-investment manager effective January 1, 2001. Such interim sub-investment management agreements do not require shareholder approval, but the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Small Cap Value Fund must be executed. It is that "final" agreement that is described in these Proposals and that must be approved by Shareholders. The appointment of T. Rowe Price was made at the December 13, 2000 Board of Trustees meeting.

The Sub-Investment Management Agreement

     Prior to January 1, 2001, the sub-investment manager for the Small Cap Value Fund was The Boston Company Asset Management, LLC ("Boston Company"), under an agreement with the Trust and John Hancock dated August 17, 1999.

     At its meeting on December 13, 2000, the Board, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Boston Company should be terminated, and that T. Rowe Price should be appointed as successor for the reasons described in greater detail below. At the same time, the Board changed the name of the Fund from Small/Mid Cap Value Fund to Small Cap Value Fund to reflect an investment strategy that will focus on small cap value investments (normally, at least 65% of the Fund's net assets) in lieu of a blended small/mid cap range of investments.

     The principal reasons for John Hancock's recommendation to replace the current sub-investment manager were (i) the opportunity to continue to build upon the Trust's strategic relationship with the T. Rowe Price organization; and
(ii) to provide investors with access to a fund focusing on small cap value investments. T. Rowe Price currently manages the Trust's Large Cap Value Fund and its affiliate, T. Rowe Price International, Inc. currently manages the Trust's International Opportunities Fund. Such a strategic relationship is expected to result in more efficient and effective management and oversight of the Small Cap Value Fund than if this Fund were to continue with a sub-investment manager that, like the Boston Company, manages no other Funds of the Trust.

     The Trustees already had considerable familiarity with T. Rowe Price and its capabilities and operational practices, because T. Rowe Price and its affiliate already have been serving as sub-investment manager to two other Funds of the Trust. Among the factors that the Board of Trustees considered in selecting T. Rowe Price as a new sub-investment manager for the Small Cap Value Fund were the following:

     |X| Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of small-cap equity portfolios.

     |X| Disciplined and well-defined investment process for investing in small-cap equity securities.

     |X| Strong long-term performance record in managing small-cap equity portfolios.

     |X| Sub-investment advisory fee that is competitive relative to other equity portfolios with a similar investment focus.

     |X| T. Rowe Price's favorable reputation and presence in the variable products marketplace and its potential for increasing the growth in Fund assets.

     John Hancock currently pays T. Rowe Price an interim sub-investment advisory fee at an annual rate that is lower than that previously paid to Boston Company for Small Cap Value Fund assets under $100 million, and no higher than that previously paid to Boston Company for Small Cap Value Fund assets over $100 million. Whereas the rate now paid to T. Rowe Price is 0.60% of the first $250 million of the Fund's average daily net assets and 0.55% for any additional amounts, under this proposal John Hancock will pay T. Rowe Price 0.60% for all Small Cap Value Fund assets under management.

     A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-2 to this statement. The principal function of a Fund's investment manager is to make the day-to-day investment decisions for a Fund. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Owners. However, in this case the higher fees payable to T. Rowe Price on assets in excess of $250 million will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Small Cap Value Fund or John Hancock in comparison to the provisions of the sub-investment management agreement of the Fund with Boston Company that was last approved by shareholders of the Fund on August 31, 1999.

The Current Investment Management Agreement with John Hancock and the Proposed Amendment

     Pursuant to the Investment Management Agreement with the Trust dated July 28, 1999, John Hancock advises the Trust in connection with policy decisions of the Funds; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the shareholders of the Fund on August 31, 1999.

     For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Small Cap Value Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the Small Cap Value Fund for the year ended December 31, 2000 was $______.

     Under the current Investment Management Agreement, the Trust pays John Hancock advisory fees at an annual rate of 0.95% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million and 0.85% of any additional amounts.

     After evaluating the fee to be charged to the Small Cap Value Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to 0.95% of the Fund's average daily net assets over $100 million. The rate of advisory fees paid to John Hancock for average daily net assets of $100 million or less would not change.

     Under the proposal, advisory fees plus other fund expenses capped as previously noted (i.e., "total expenses") would be higher only when average daily net assets of the Fund exceed $100 million. During 2000, average daily assets of the Fund did not exceed $50 million and the Trust paid advisory fees to John Hancock of $____________.00. Had the proposal been in effect during 2000, there would have been no increase in amounts payable to John Hancock, and the ratio of total expenses to average daily net assets (0.__%) also would have been unchanged. The X% ratio compares favorably with total expense ratios currently incurred by funds that support other variable insurance products and that have a similar investment focus. The average total expense ratio for such funds is 1.03%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

The expense ratios do not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the ratios (and your costs) would be higher.

     The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Small Cap Value Fund when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Management Fees

     After conducting a complete review of the level of investment management fees for comparable funds, John Hancock noted the following:

     . Since the inception of the Fund, there has been an increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

     . Retaining T. Rowe Price as the Fund's sub-investment manager will require John Hancock to pay higher sub-advisory fees for this Fund.

     . The current investment management fee levels of the Fund approximates the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

John Hancock wished to establish a new fee schedule for the Fund that would:

     . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

     . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund; and

     . a generate sufficient advisory fee revenue so that fees under variable insurance products investing in the Fund would not have to be raised to less competitive levels in order for John Hancock to meet its profitability obligations.

     As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustees' Recommendation

     At its meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified management fee schedule for the Small Cap Value Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Small Cap Value Amendment") in order to modify the current investment management fee schedules.

     In evaluating and approving the Small Cap Value Amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the Small Cap Value Amendment would be in the best interests of the Small Cap Value Fund and its Shareholders.

     In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

     . The comparability of the investment management fees and other expenses that would be paid by the Fund under the Small Cap Value Amendment to those paid by other funds within the current variable insurance marketplace having similar investment focus and asset size.

     . The increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

     . John Hancock's additional costs in retaining T. Rowe Price as the Fund's sub-investment manager, as well as the expected benefits of doing so.

     . The impact of the proposed changes in investment management fee rates and changes in other expenses of each Fund on each Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

     . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

     . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

     . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

     . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to T. Rowe Price from the placing of portfolio transactions to recognize research and brokerage services.

     . The need to provide sufficient revenues to John Hancock, within the competitive marketplace, to successfully promote the Fund as a funding medium for variable insurance products it may market in the future and increase the opportunities for growth in the Fund's assets.

     Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Fund and its Shareholders.

Additional Information

     T. Rowe Price. As of December 31, 2000, T. Rowe Price, together with its affiliated asset management companies, had over $166.7 billion of assets under management, $126.6 billion of which was in equities. Appendix D to this statement contains additional information concerning T. Rowe Price Group and its Directors and executive officers.

     John Hancock. See Proposals 1A and 1B of this statement and Appendix D for information on John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

     The Board of Trustees has determined that the Sub-Investment Management Agreement and the Small Cap Value Amendment are in the best interests of the Trust and the Shareholders of the Small Cap Value Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SMALL CAP VALUE FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:

         PROPOSAL 2A   THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH T. ROWE
                       PRICE
         PROPOSAL 2B   THE SMALL CAP VALUE AMENDMENT WITH JOHN HANCOCK

   PROPOSALS 3A and 3B - LARGE CAP VALUE CORE II FUND (formerly the American
                         Leaders Large Cap Value Fund)

          APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND
               AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                     FOR THE LARGE CAP VALUE CORE II FUND

     At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with Goldman Sachs and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Large Cap Value CORE II Fund. Shareholders will need to approve both Proposals in order to implement either.

Reasons for these Proposals

     The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Trust following the appointment of Goldman Sachs as an interim sub-investment manager effective January 1, 2001 . While interim sub-investment management agreements do not require shareholder approval, the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Large Cap Value CORE II Fund must be approved and executed. It is that "final" agreement that is described in these Proposals and that must be approved by Shareholders.

The Sub-Investment Management Agreement

     Prior to January 1, 2001, the sub-investment manager for the Large Cap Value CORE II Fund was Federated Investment Management Company ("Federated") under an agreement with the Trust and John Hancock dated June 1, 2000.

     At its meeting on December 13, 2000, the Board, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Federated should be terminated, and that Goldman Sachs should be appointed as successor for the reasons described in greater detail below. At the same time, the Board changed the name of the Fund from American Leaders Large Cap Value Fund to Large Cap Value CORE II Fund to reflect an investment strategy that will utilize Goldman Sachs' proprietary stock evaluation process that focuses on large cap value investments (normally, at least 65% of the Fund's net assets). The new investment program for this Fund will be essentially identical to that of the Large Cap Value CORE Fund that is currently being sub-advised by Goldman Sachs for the Trust.

     The principal reasons for John Hancock's recommendation to replace the current sub-investment manager were (i) the opportunity to continue to build upon the Trust's strategic relationship with Goldman Sachs and (ii) to provide access to a Fund managed by a firm with a disciplined and consistent large cap value investment strategy and a competitive investment performance track record. Goldman Sachs currently manages the Trust's Large Cap Value CORE/SM/, Small/Mid Cap CORE/SM/ and International Equity Funds. The strategic relationship is expected to result in more efficient and effective management and oversight of the Large Cap Value CORE II Fund and the Trust's Large Cap Value CORE Fund by reducing the number of sub-advisors from two to one.

The Trustees already had considerable familiarity with Goldman Sachs and its capabilities and operational practices because of its sub-investment management of other Funds of the Trust. Among the factors that the Board of Trustees considered in selecting Goldman Sachs as a new sub-investment manager for the Large Cap Value CORE II Fund were the following:

     |X| Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of large-cap equity portfolios.

     |X| Disciplined and well-defined investment process for investing in equity securities.

     |X| Strong long-term performance record in managing large-cap equity portfolios.

     |X| Sub-investment advisory fee that is competitive relative to other equity portfolios with a similar investment focus.

     |X| Goldman Sachs' favorable reputation and presence in the variable products marketplace.

     John Hancock currently pays Goldman Sachs an interim sub-investment advisory fee at an annual rate that is no higher than that previously paid to Federated. Whereas this rate is now 0.40% of the first $50 million of the Fund's average daily net assets, 0.25% of the next $200 million, 0.20% of the next $250 million and 0.15% for any additional amounts, under this proposal John Hancock will pay Goldman Sachs 0.40% of the first $50 million; 0.30% of the next $150 million and 0.25% for any additional amounts. This is the same as sub-advisory fee schedule that currently applies for the Trust's Large Cap Value CORE Fund (which is the Fund after which the Large Cap Value CORE II Fund is modeled).

     A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-3 to this statement. The principal function of a Fund's sub-investment manager is to make the day-to-day investment decisions for a Fund. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Owners. However, in this case the higher fees payable to Goldman Sachs at certain asset levels will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Large Cap Value CORE II Fund or John Hancock in comparison to the provisions of the sub-investment management agreement of the Fund with Federated that was last approved by shareholders of the Fund on June 13, 2000.

The Current Investment Management Agreement with John Hancock and the Proposed Amendment

     Pursuant to the Investment Management Agreement with the Trust dated June 1, 2000, John Hancock advises the Trust in connection with policy decisions of the Funds; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the shareholders of the Fund on June 13, 2000.

     For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense brokerage, commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Large Cap Value CORE II Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the Large Cap Value CORE II Fund for the year ended December 31, 2000 was $______.

     Under the current Investment Management Agreement, the Trust pays John Hancock advisory fees at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets, 0.65% of the next $200 million, 0.60% of the next $250 million and 0.55% of any additional amounts.

     After evaluating the fee to be charged to the Large Cap Value CORE II Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the current Investment Management Agreement be amended to decrease that Fund's investment advisory fees for the first $50 million and increase the fees for amounts over $500 million. Under the proposal, investment advisory fees would be paid at the following levels: 0.75% of the first $50 million of the Fund's average daily net assets, 0.65% of the next $150 million and 0.60% of any additional amounts. This is the same advisory fee schedule that currently applies for the Trust's Large Cap Value CORE Fund (which is the Fund after which the Large Cap Value CORE II Fund is modeled).

     Under the proposal, advisory fees plus other fund expenses capped as previously noted (i.e., "total expenses") would increase only when average daily net assets of the Fund exceed $600 million. During 2000, average daily assets of the Fund did not exceed $10 million and the Fund paid advisory fees to John Hancock of $____________.00. Had the proposal been in effect during 2000, there would have been no increase in amounts payable to John Hancock, and the ratio of total expenses to average daily net assets (0.__%) also would have been unchanged. The 0.__% ratio compares favorably with total expense ratios incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Large Cap Value CORE II Fund (i.e., less than $250 million in assets). The average total expense ratio for all such funds is 0.88%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. The ratios do not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the ratios (and your costs) would be higher.

     The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Large Cap Value CORE II Fund when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Management Fees

     After conducting a review of the level of investment management fees for comparable funds, John Hancock noted the following:

     . The current investment management fee levels of the Fund approximates the average contractual fee levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

     . Retaining Goldman Sachs as the Fund's sub-investment manager will require John Hancock to pay higher sub-advisory fees for this Fund to match the rate that John Hancock currently pays Goldman Sachs for its services as the sub-investment manager of the Trust's Large Cap Value CORE Fund.

     . There has been a continued increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

John Hancock wished to establish a new fee schedule for the Fund that would:

     . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

     . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Funds; and

     . generate sufficient advisory fee revenue so that fees under variable insurance products investing in the Fund would not have to be raised to less competitive levels in order for John Hancock to meet its profitability objectives.

     As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustee's Recommendation

     At its meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified management fee schedule for the Large Cap Value CORE II Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Large Cap Value CORE II Amendment") in order to modify the current investment management fee schedules.

     In evaluating and approving the Large Cap Value CORE II Amendment, the Board, including the Independent Trustees and the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant as to whether the Large Cap Value CORE II Amendment would be in the best interests of the Large Cap Value CORE II Fund and its Shareholders.

     In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

     . The comparability of the investment management fees and other expenses that would be paid by the Fund under the Large Cap Value CORE II Amendment to those paid by other funds within the current variable insurance marketplace having similar investment focus and asset size.

     . The increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

     . John Hancock's additional costs in retaining Goldman Sachs as the Fund's sub-investment manager, as well as the expected benefits of doing so.

     . The impact of the proposed changes in investment management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

     . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

     . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

     . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to Goldman Sachs from the placing of portfolio transactions to recognize research and brokerage services.


     Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Fund and its Shareholders.

Additional Information

     Goldman Sachs. As of December 31, 2000, Goldman Sachs Asset Management along with other units of the Investment Management Division of Goldman Sachs, had over $281.6 billion of assets under management, $____ billion of which was in equities. Appendix D to this statement contains additional information concerning Goldman Sachs and its executive officers.

     John Hancock. See Proposals 1A and 1B of this statement and Appendix D for information on John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

     The Board of Trustees has determined that the Sub-Investment Management Agreement and the Large Cap Value CORE II Amendment are in the best interests of the Trust and the Shareholders of the Large Cap Value CORE II Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE LARGE CAP VALUE CORE II FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:

         PROPOSAL 3A - THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH GOLDMAN
                       SACHS
         PROPOSAL 3B - THE LARGE CAP VALUE CORE II AMENDMENT WITH JOHN HANCOCK

    PROPOSALS 4A and 4B - ACTIVE BOND II FUND (formerly the Core Bond Fund)

          APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND
               AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                          FOR THE ACTIVE BOND II FUND

     At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with JH Advisers and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Active Bond II Fund. Shareholders will need to approve both Proposals in order to implement either.

Reasons for these Proposals

     The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders' meeting of the Trust following the appointment of JH Advisers as an interim sub-investment manager effective January 1, 2001. Such interim sub-investment management agreements do not require shareholder approval, but the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Active Bond II Fund must be executed. It is that "final" agreement that is described in these Proposals and that must be approved by Shareholders.

The Sub-Investment Management Agreement

     Prior to January 1, 2001, the sub-investment manager for the Active Bond II Fund was Federated Investment Management Company ("Federated") under an agreement with the Trust and John Hancock dated June 1, 2000.

     At its meeting on December 13, 2000, the Board, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Federated should be terminated, and that JH Advisers should be appointed as successor for the reasons described in greater detail below. At the same time, the Board changed the name of the Fund from Core Bond Fund to Active Bond II Fund to reflect the investment strategy for this Fund that will be essentially identical to that now used by JH Advisers in managing the Trust's Active Bond Fund.

     The principal reasons for John Hancock's recommendation to replace the current sub-investment manager were (i) to continue to build upon the Trust's strategic relationship with JH Advisers and (ii) provide access to a Fund managed by a firm with a disciplined and consistent investment strategy and competitive investment performance track record. JH Advisers is a wholly-owned subsidiary of John Hancock that currently manages the Trust's Active Bond and Small Cap Growth Funds. The strategic relationship is expected to result in more efficient effective management and oversight of the Active Bond II Fund and the Trust's Active Bond Fund by reducing the number of sub-advisors from two to one.

     The Trustees already had considerable familiarity with JH Advisers and its capabilities and operational practices because JH Advisers already has been serving as sub-investment manager to two other Funds of the Trust. Among the factors that the Board of Trustees considered in selecting JH Advisers as a new sub-investment manager for the Active Bond II Fund were the following:

     |X| Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of bond portfolios.

     |X| Disciplined and well-defined investment process for investing in bond securities.

     |X|  Strong long-term performance record in managing bond portfolios.

     |X| Sub-investment advisory fee that is competitive relative to other bond portfolios with a similar investment focus.

     |X| John Hancock Adviser's favorable reputation and presence in the variable products marketplace and its potential for increasing the growth in Fund assets.

     John Hancock currently pays JH Advisers an interim sub-investment advisory fee at an annual rate that is no higher than that previously paid to Federated. Whereas this rate is now 0.30% of the first $25 million of the Fund's average daily net assets, 0.25% of the next $25 million, 0.20% of the next $100 million and 0.15% for any additional amounts, under this proposal John Hancock will pay JH Advisers 0.25% of the first $100 million, 0.20% of the next $150 million, 0.16% of the next $250 million, 0.125% of the next $500 million and 0.10% for any additional amounts. This is the same sub-advisory fee schedule that currently applies for the Trust's Active Bond Fund (which is the Fund after which the Active Bond Fund is modeled).

     A copy of the form of the new Sub-Investment Management Agreement is included as Appendix B-4 to this statement. The principal function of a Fund's sub-investment manager is to make the day-to-day investment decisions for a Fund. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Owners. However, in this case the higher fees payable to JH Advisers will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Active Bond II Fund or John Hancock in comparison to the provisions of the sub-investment management agreement of the Fund with Federated that was last approved by shareholders of the Fund on June 13, 2000.

The Current Investment Management Agreement with John Hancock and the Proposed Amendment

     Pursuant to the Investment Management Agreement with the Trust dated June 1, 2000, John Hancock advises the Trust in connection with policy decisions of the Funds; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the shareholders of the Fund on June 13, 2000.

     For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Active Bond II Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the Active Bond II Fund for the year ended December 31, 2000 was $______.

     Under the current Investment Management Agreement, the Trust pays John Hancock advisory fees at an annual rate of 0.70% of the first $25 million of the Fund's average daily net assets, 0.65% of the next $25 million, 0.60% of the next $100 million and 0.55% of any additional amounts.

     After evaluating the fee to be charged to the Active Bond II Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the current Investment Management Agreement be amended to pay advisory fees at the following levels:
0.70% of the first $100 million of the Fund's average daily net assets, 0.65% of the next $150 million, 0.61% of the next $250 million 0.575% of the next $500 million and 0.55% of any additional amounts. This is the same advisory fee schedule that currently applies for the Trust's Active Bond Fund (which is the Fund after which the Active Bond Fund is modeled).

     Under the proposal, advisory fees plus other fund expenses capped as previously noted (i.e., "total expenses") would be higher only when average daily net assets of the Fund are over $25 million. During 2000, average daily assets of the Fund did not exceed $10 million and the Trust paid advisory fees to John Hancock of $____________.00. Had the proposal been in effect during 2000, the amounts payable would have been $_______.00 and the ratio of total expenses to average daily net assets (0.__%) would have been unchanged. The 0.__% ratio compares favorably to the total expense ratios currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Active Bond II Fund (i.e. less than $25 million in assets). The average total expense ratio for all such funds is 0.82%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. The ratios do not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the ratios (and your costs) would be higher.

     The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Active Bond II Fund when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Management Fees

     After conducting a review of the level of investment management fees for comparable funds, John Hancock noted the following:

     . Average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus do not reflect the start-up costs of a new fund that is smaller than the average, resulting in current investment management fee levels for the Fund that are higher than such average.

     . Retaining JH Advisers as the Fund's sub-investment manager will require John Hancock to pay higher sub-advisory fees for this Fund to match the rate that John Hancock currently pays JH Advisers for its services as the sub-investment manager of the Trust's Active Bond Fund.

     . There has been an increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

John Hancock wished to establish a new fee schedule for the Fund that would:

     . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics; and

     . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Funds.

     As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustees' Recommendation

     At its meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified management fee schedule for the Active Bond II Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Active Bond II Amendment") in order to modify the current investment management fee schedules.

     In evaluating and approving the Active Bond II Amendment, the Board, including the Independent Trustees and with the assistance of outside independent counsel to the Trust, requested and evaluated information from John Hancock which was relevant as to whether the Active Bond II Amendment would be in the best interests of the Active Bond II Fund and its Shareholders.

      In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

     . The comparability of the investment management fees and other expenses that would be paid by the Fund in future years under the Active Bond II Amendment to those paid by other funds within the current variable insurance marketplace having similar investment focus and asset size.

     . The increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

     . The impact of the proposed changes in investment management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

     . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

     . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

     . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

     . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to JH Advisers from the placing of portfolio transactions to recognize research and brokerage services.

     Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Fund and its Shareholders.

Additional Information

     JH Advisers. As of December 31, 2000, JH Advisers had over $30 billion of assets under management in diversified equity and fixed income strategies investing in domestic and international markets. Appendix D to this statement contains additional information concerning JH Advisers and its executive officers.

     John Hancock. See Proposals 1A and 1B of this statement and Appendix D for information on John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

     The Board of Trustees has determined that the Sub-Investment Management Agreement and the Active Bond II Amendment are in the best interests of the Trust and the Shareholders of the Active Bond II Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ACTIVE BOND II FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:

         PROPOSAL 4A - THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH JH
                       ADVISERS
         PROPOSAL 4B - THE ACTIVE BOND II AMENDMENT WITH JOHN HANCOCK

                         PROPOSAL 5 - MONEY MARKET FUND

              APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT

     At its February 7, 2001 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with Wellington Management for the Money Market Fund.

Background

     This is the first time a sub-investment manager has been proposed for the Money Market Fund, and the new Sub-Investment Management agreement must be approved by Shareholders of the Fund before it can go into effect.

     Pursuant to its Investment Management Agreement with the Trust dated April 12, 1988, John Hancock advises the Trust in connection with policy decisions of the Money Market Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; makes day to day investment decisions; and supervises the activities of the other providers of services to the Fund.

     As stated in the agreement, John Hancock, with the approval of the Trust, may contract with one or more sub-investment managers to perform any of the investment management services required of John Hancock, provided that John Hancock will have the sole responsibility for the payment of compensation to the sub-investment manager.

Reasons for this Proposal

     Over time the operation of a money market fund, and the SEC's regulation of such funds, have become considerably more complex. Because management of SEC-regulated money market funds (like the Fund) is not a major part of John Hancock's business, it has become increasingly difficult for John Hancock, by itself, to administer the Money Market Fund's operations on a cost-effective basis. After evaluating the services required to be rendered by John Hancock to manage and administer the Fund's day to day operations, and the commitment of resources such services require, John Hancock began to seek a strategic partner with a history of successful operation of money market funds.

     Among the factors that John Hancock considered in selecting Wellington Management as a sub-investment manager were the following:

     |X| Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of money market portfolios.

     |X| Disciplined, conservative and well-defined investment process for investing in money market securities.

     |X| Consistent long-term performance record in managing money market portfolios

     |X| Sub-investment advisory fee that is competitive relative to other money market portfolios of similar size.

     John Hancock also gave weight to the fact that Wellington Management is one of the sub-investment managers with which John Hancock already is building a strategic relationship for the Trust. Adding Wellington Management as the sub-investment manager to the Money Market Fund (in addition to the other Funds that Wellington Management sub-advises for the Trust) should strengthen that strategic relationship. John Hancock expects that, over time, the Trust will reap significant benefits from such relationships. These include, for example, more efficient and effective oversight of the sub-investment managers performance.

     At the meeting on February 7, 2001, John Hancock recommended to the Board of Trustees that Wellington Management be retained as a sub-investment manager of the Money Market Fund. Upon John Hancock's recommendation, the Board decided that Wellington Management should be appointed as sub-investment manager. Wellington Management's main responsibilities will be to make day-to-day investment decisions for the Money Market Fund, and to perform certain functions to help the Fund comply with the special legal requirements applicable to money market funds, and to assist in providing appropriate reports and information to the Trust's officers Trustees.

     The Trustees already had considerable familiarity with Wellington Management and its capabilities and operational practices, because Wellington Management has already been serving as sub-investment manager to two other Funds of the Trust. In making its decision to approve Wellington Management as a sub-investment manager for the Money Market Fund, the Board considered, among other factors, the following:

     . The expected benefits to the Fund of the new sub-investment manager approach. These include a stronger strategic relationship with Wellington Management and enhanced operational and administrative expertise specifically tailored to the unique characteristics and requirements of an SEC-regulated money market fund.

     . The commitment of John Hancock to actively oversee and direct Wellington Management for all investment management services to be provided to the Fund.

     . The level of investment management fees and other expenses that are paid by the Fund under the Management Agreement with John Hancock would not increase.

     . The comparability of the investment management fees and other expenses that are paid by the Fund under the Management Agreement with John Hancock to those paid by other funds within the current variable insurance marketplace having similar investment focus.

     . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

     Under the proposed Sub-Investment Management Agreement, a sub-investment advisory fee will be paid to Wellington Management at an annual rate of 0.09% of the first $250 million of the Fund's average daily net assets, 0.05% of the next $500 million and 0.02% for any additional amounts. As stated in the agreement, John Hancock will pay all such sub-advisory fees to the sub-investment manager.

     A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-5 to this statement. The provisions of the Sub-Investment Management Agreement do not contain terms that materially impose greater liability on the Money Market Fund in comparison to the provisions of the Investment Management Agreement of the Fund with John Hancock that was last approved by shareholders of the Fund on April 23, 1999.


Additional Information

     Wellington Management. See Proposals 1A - 1B of this statement and Appendix D for information on Wellington Management and its Executive Committee members.

     John Hancock. See Proposals 1A - 1B of this statement and Appendix D for information on John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

     The Board of Trustees has determined that the Sub-Investment Management Agreement is in the best interests of the Trust and the Shareholders of the Money Market Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MONEY MARKET FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF:

         PROPOSAL 5 - THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH
                      WELLINGTON MANAGEMENT

                   PROPOSALS 6A and 6B - LARGE CAP VALUE FUND

                AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENT
                 AND TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT
                          FOR THE LARGE CAP VALUE FUND

     At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Large Cap Value Fund. At the same meeting, the Board of Trustees unanimously approved a reallocation of the sub-investment management fee payable by John Hancock to T. Rowe Price under the Sub-Investment Management Agreement.

Reasons for these Proposals

     The amendment to the Investment Management Agreement for the Fund is being submitted for shareholder approval of an increase in the investment advisory fee payable to John Hancock. The amendment to the Sub-Investment Management Agreement is being submitted for shareholder approval at the Meeting because it is the first meeting of the Shareholders since the reallocation of fees went into effect.

The Current Investment Management Agreement and the Proposed Amendment

     Pursuant to the Investment Management Agreement dated March 14, 1996, and as subsequently amended with respect to the Large Cap Value Fund, John Hancock advises the Trust in connection with policy decisions of the Large Cap Value Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; supervises activities of the Fund's sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the Shareholders on April 23, 1999.

     For any year in which the normal operating costs and expenses of the Large Cap Value Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the Large Cap Value Fund for the year ended December 31, 2000 was $______.

     Under the current Investment Management Agreement, the Fund pays John Hancock "gross" advisory fees at an annual rate of 0.75% of the first $100 million of the Fund's average daily net assets, 0.70% of the next $150 million and 0.65% of any additional amounts.

     As stated in the agreement, John Hancock, with the approval of the Trust, may contract with one or more sub-investment managers to perform any of the investment management services required of John Hancock, provided that John Hancock will have the sole responsibility for the payment of compensation to the sub-investment manager.

     Accordingly, John Hancock allocates a portion of the "gross" advisory fees it receives to cover the sub-investment management fee it pays to T. Rowe Price under the Sub-Investment Management Agreement. John Hancock currently pays T. Rowe Price a sub-investment management fee at the annual rate of 0.40% of the Fund's average daily net assets. Prior to the reallocation of sub-investment management fees described below, John Hancock paid T. Rowe Price a sub-investment management fee as follows: 0.50% on the first $100 million of the Fund's average daily net assets; 0.45% on the next $150 million; and 0.40% on all other amounts. After evaluating the "net" fees to be charged to the Large Cap Value Fund -- the investment advisory fees received by John Hancock less the compensation paid by John Hancock to the Fund's sub-investment manager -- in comparison to the cost of services to be rendered by John Hancock, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the "net" fees be increased by 0.10% of the Fund's average daily net assets. To do this, John Hancock made three proposals. First, with respect to the first $100 million of the Fund's average daily net assets, John Hancock proposed no increase in the "gross" advisory fee. Instead, John Hancock proposed a reallocation of fees to decrease the sub-investment management fee it pays in an amount equal to 0.10% of the Fund's average daily net assets. Second, with respect to the next $150 million of the Fund's average daily net assets, John Hancock proposed an increase in the "gross" advisory fee equal to 0.05% of the Fund's average daily net assets and a reallocation of fees to decrease the sub-investment management fee in an amount equal to 0.05% of the Fund's average daily net assets. Third, with respect to amounts over $250 million of the Fund's average daily net assets, John Hancock proposed an increase in the "gross" advisory fee equal to 0.10% of the Fund's average daily net assets.

     Under the proposal, the Fund's proposed "gross" advisory fees plus other fund expenses (i.e., "total expenses") would not increase on the first $100 million of the Fund's average daily net assets. If the increase had been in effect during 2000, (i) the Fund would have paid John Hancock $_____________ on behalf of the Large Cap Value Fund, rather than the $______________________ paid under the current Investment Management Agreement (a ___% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.__% rather than 0.__%. However, the 0.__% ratio compares favorably with total expense ratios currently incurred by funds that support other variable insurance products and that have similar investment focus and that are of a size comparable to the Large Cap Value Fund (i.e., less than $250 million in assets). The average total expense ratio for all such funds is 0.88%. The foregoing analysis is based upon a study prepared for the Board by John Hancock using data collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds.

     The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications had they been in effect during 2000. The table is based on the Large Cap Value Fund's average net assets during the fiscal year ended December 31, 2000 and shows (1) the current annualized level of all fees and expenses for the Large Cap Value Fund under the current investment management fee schedule; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment management fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

-----------------------------------------------------------------------------------------------------
                                                                    Current          Pro-Forma
                                                                    -------          ---------
Management Fees                                                      0.__%             0.__%
Distribution and Service (12b-1) Fees                                 N/A               N/A
Other Operating Expenses Absent Reimbursement                        0.  %             0.  %
                                                                     ----              ----
Total Fund Expenses Absent Reimbursement                             0.__%             0.__%
Expense Reimbursement (including fee waivers)                       (0.  %)           (0.  %)
                                                                    ------            ------
Total Fund Expenses After Reimbursement                              0.__%             0.__%
-----------------------------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Large Cap Value Fund under the current management fee schedule with the cost of investing in the Large Cap Value Fund under the proposed investment management fee schedule. The Example assumes that $10,000 is invested in the Large Cap Value Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Large Cap Value Fund's operating expenses remain the same. Because shares of the Large Cap Value Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                                            One         Three       Five         Ten
                                                                            Year        Years       Years       Years
Although actual costs may be higher or lower, under the current
management fee schedule, the costs would be:                                 $           $           $           $

Although actual costs may be higher or lower, under the proposed
management fee schedule, the costs would be:                                 $           $           $           $

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

     The proposed amendment to the Investment Management Agreement will change the management fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Large Cap Value Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Management Fees

     After conducting a review of the level of investment management fees for comparable large cap value funds, John Hancock noted the following:

     . Since the inception of the Large Cap Value Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

     . The current investment management fee level of the Fund is below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and size.

John Hancock wished to establish a new fee schedule for the Fund that would:

     . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus;

     . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Trust;

     . provide a level of financial incentive that would make it easier for John Hancock to include the Fund as an investment option in its new insurance products; and

     . generate sufficient advisory fee revenues that fees under variable insurance products investing in the Fund do not have to be raised to less competitive levels in order for John Hancock to meet its overall profitability objectives.

     As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustees' Recommendation

     At a meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), unanimously approved the modified management fee schedule for the Large Cap Value Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Large Cap Value Amendment") in order to modify the current investment management fee schedule.

     In evaluating and approving the Large Cap Value Amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information provided by John Hancock which was relevant as to whether the Large Cap Value Amendment would be in the best interests of the Large Cap Value Fund and its Shareholders.

     In making its decision to approve the modified management fee schedule, the Board considered, among other factors, the following:

     . The comparability of the investment management fees and other expenses that would be paid by the Fund under the Large Cap Value Amendment to those paid to other funds within the current variable insurance marketplace having similar investment focus.

     . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

     . The impact of the proposed changes in investment management fee rates and changes in other expenses of the Fund on the Fund's total expense ratio.

     . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

     . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

     . Current and projected profits to John Hancock, both under the current investment management fee schedule and the proposed new investment management fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

     . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to T. Rowe Price from the placing of portfolio transactions to recognize research and brokerage services.

     . The need to provide sufficient revenues to John Hancock, within the competitive marketplace, to successfully promote the Fund as a funding medium for variable insurance products it may market in the future and increase the opportunities for growth in the Fund's assets.

     Based upon all of the above factors, the Board (including the Independent Trustees) determined that the new management fee arrangement proposed by John Hancock was fair, reasonable and in the best interests of the Fund and its Shareholders.

The Amendment to the Sub-Investment Management Agreement

     The sub-investment manager for the Large Cap Value Fund is T. Rowe Price.
T. Rowe Price has been the Fund's sub-investment manager since March 29, 1996, pursuant to a Sub-Investment Management Agreement with the Trust and John Hancock. That agreement was last approved by Shareholders of the Fund on April 14, 1997. Under the Sub-Investment Management Agreement, T. Rowe Price provides a continuing and suitable investment program for the Fund consistent with the investment policies, objectives and restrictions of the Fund. T. Rowe Price manages the investment and reinvestment of the assets of the Fund subject to the overall supervision, direction, control and review of John Hancock and the Trust. John Hancock paid $________ to T. Rowe Price during 2000 for its services to the Large Cap Value Fund.

     Under the reallocation formula recommended by John Hancock and adopted at the December 13, 2000 meeting of the Board of Trustees, John Hancock currently pays T. Rowe Price a sub-investment management fee at the annual rate of 0.40% of the Fund's average daily net assets. John Hancock retains the remainder of the advisory fees paid by the Trust for management of the Large Cap Value Fund.

     In making its decision to approve the modified sub-investment management fee schedule, the Board considered, among other factors, representations from T. Rowe Price that the type, quality and diversity of services provided to the Fund by T. Rowe Price would not be diminished by a reduction in its fees.

     Under the proposal, Shareholders are being asked to ratify and approve a reduced fee schedule to the Sub-Investment Management Agreement. There are no other changes to the agreement.

Additional Information

     T. Rowe Price See Proposals 2A - 2B of this statement and Appendix D for information on T. Rowe Price and its directors and executive officers.

     John Hancock. See Proposals 1A - 1B of this statement and Appendix D for information on John Hancock and its directors and executive officers.

Trustees' Recommendation

     The Board of Trustees has determined that the amended Investment Management Agreement and the amended Sub-Investment Management Agreement are in the best interests of the Trust and the Shareholders of the Large Cap Value Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE LARGE CAP VALUE FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:

         PROPOSAL 6A - THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH JOHN
                       HANCOCK
         PROPOSAL 6B - THE AMENDED SUB-INVESTMENT MANAGEMENT AGREEMENT WITH T.
                       ROWE PRICE

                                                                      Appendix A

                         RECORD DATE AND VOTING SHARES

     As of the close of business on February 16, 2001 ("the record date"), there were the following shares outstanding:

--------------------------------------------------------------------------------
                   Name of Fund                   Number of Shares
                   ------------                   ----------------
--------------------------------------------------------------------------------
Large/Mid Cap Value II
--------------------------------------------------------------------------------
Small Cap Value
--------------------------------------------------------------------------------
Large Cap Value CORESM II
--------------------------------------------------------------------------------
Active Bond II
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
Large Cap Value
--------------------------------------------------------------------------------

     Each Trust share is entitled to one vote, and fractional votes will be counted.

     The number of Trust Shares attributable to each owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested. The number of Trust shares attributable to each owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested.

     As of the close of business on February 16, 2001, John Hancock, JHVLICO and IPL had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

--------------------------------------------------------------------------------
                                                            Percentage of Total
Name of Fund                          Number of Shares      Shares Outstanding
------------                          ----------------      -------------------
--------------------------------------------------------------------------------
Large/Mid Cap Value II
--------------------------------------------------------------------------------
Small Cap Value
--------------------------------------------------------------------------------
Large Cap Value CORESM II
--------------------------------------------------------------------------------
Active Bond II
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------
Large Cap Value
--------------------------------------------------------------------------------

                                                                    Appendix B-1
              PROPOSALS 1A - 1B FORM OF SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

     The Wellington Management Sub-Investment Management Agreement to be voted upon for the Large/Mid Cap Value II Fund begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Fund, to be effective on or about May 1, 2001.

                          [Agreement to be inserted]

                                                                    Appendix B-2

              PROPOSALS 2A - 2B FORM OF SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

The T. Rowe Price Sub-Investment Management Agreement to be voted upon for the Small Cap Value Fund begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Fund, to be effective on or about May 1, 2001.

                          [Agreement to be inserted]

                                                                    Appendix B-3

               PROPOSALS 3A-3B FORM OF SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

The Goldman Sachs Sub-Investment Management Agreement to be voted upon for the Large Cap Value CORE II Fund begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Fund, to be effective on or about May 1, 2001.

                          [Agreement to be inserted]

                                                                    Appendix B-4

               PROPOSALS 4A-4B FORM OF SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

The JH Advisers Sub-Investment Management Agreement to be voted upon for the Active Bond II Fund begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Fund, to be effective on or about May 1, 2001.

                          [Agreement to be inserted]

                                                                    Appendix B-5

                 PROPOSAL 5  FORM OF SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

The Wellington Management Sub-Investment Management Agreement to be voted upon for the Money-Market Fund begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Fund, to be effective on or about May 1, 2001.

                          [Agreement to be inserted]

                                                                      Appendix C

                 PROPOSALS 1-6 - SUMMARY OF CURRENT INVESTMENT
                             MANAGEMENT AGREEMENTS

     The current investment management agreements between the Trust and John Hancock are summarized below.

     Pursuant to the investment management agreements, John Hancock advises the subject Fund(s) in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; and supervises activities of the Fund's sub-investment manager.

     For its investment management and advisory services, John Hancock is paid a fee by the subject Fund(s) at a specified rate that varies by Fund.

     The investment management agreements also provide that for any fiscal year in which the normal operating costs and expenses of a Fund, exclusive of its investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Fund's average daily net assets, John Hancock will reimburse the Fund promptly after the end of the fiscal year in an amount equal to such excess.

     Under the investment management agreements, John Hancock also pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. The Trust bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Trust's fidelity bond, the cost of printing and distributing to Owners the Trust's annual and semi-annual reports, the cost of printing, distributing to Owners, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees, securities registration expenses, organizational expenses, association dues and other expenses related to the Trust's operations.

     John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Trust, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

     Unless modified or terminated, the investment management agreement will continue with respect to the Fund from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The investment management agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Fund, or by John Hancock. The investment management agreement automatically terminates in the event of its assignment.

                                                                      Appendix D

                 JOHN HANCOCK AND THE SUB-INVESTMENT MANAGERS

JOHN HANCOCK

     John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Trust shares representing ___% of the net assets of the Trust on December 31, 2000. Signator Investors, Inc., a company affiliated with John Hancock, acts as "principal underwriter" of the Trust's shares pursuant to an Underwriting and Indemnity Agreement, dated May 1, 1994, to which John Hancock and the Trust are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.

     John Hancock is managed by its Board of Directors, The business address of all directors and executive officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

      The directors and executive officers of John Hancock are as follows:

Directors                                                             Principal Occupation
---------                                                             --------------------
Stephen L. Brown                         Chairman of the Board, John Hancock
David F. D'Alessandro                    President and Chief Executive Officer, John Hancock
Foster L. Aborn                          Director,  formerly Vice Chairman of the Board and Chief Investment Officer,
                                         John Hancock
Samuel W. Bodman                         Chairman  of  the Board and Chief Executive Officer, Cabot Corporation
                                         (chemicals)
I. MacAllister Booth                     Retired  Chairman of the Board and Chief Executive Officer, Polaroid
                                         Corporation (photographic products)
Wayne A. Budd                            Executive Vice President and General Counsel, John Hancock
John M. Connors, Jr.                     Chairman and Chief Executive Officer and Director, Hill, Holliday, Connors,
                                         Cosmopoulos, Inc. (advertising).
Robert E. Fast                           Senior Partner, Hale and Dorr (law firm).
Kathleen F. Feldstein                    President, Economic Studies, Inc. (economic consulting).
Nelson S. Gifford                        Principal, Fleetwing Capital Management (financial services)
Michael C. Hawley                        Chairman and Chief Executive Officer, The Gillette Company (razors, etc.)
Edward H. Linde                          President and Chief Executive Officer, Boston Properties, Inc. (real estate)
Judith A. McHale                         President and Chief Operating Officer, Discovery Communications, Inc.
                                         (multimedia communications)
E. James Morton                          Director, formerly Chairman of the Board and Chief Executive Officer, John
                                         Hancock
R. Robert Popeo                          Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo (law firm)
Richard F. Syron                         Chairman of the Board, President and Chief Executive Officer, Thermo Electron
                                         Corp. (scientific and industrial instruments)
Robert J. Tarr, Jr.                      Former President, Chief Executive Officer and Chief Operations

                                         Officer, Harcourt General, Inc. (publishing)

Other Executive Officers
------------------------
Thomas E. Moloney                        Chief Financial Officer
Joanne P. Acford                         Senior Vice President and Deputy General Counsel
Earl W. Baucom                           Senior Vice President and Controller
Jonathan Chiel                           Senior Vice President and Deputy General Counsel
Derek Chilvers                           Chairman and Chief Executive Officer of John Hancock International Holdings,
                                         Inc.
John M. DeCiccio                         Executive Vice President and Chief Investment Officer
Kathleen M. Graveline                    Executive Vice President - Retail
Robert R. Reitano                        Senior Vice President and Chief Investment Strategist
Barry J. Rubenstein                      Vice President, Counsel and Secretary
Barry L. Shemin                          Senior Vice President and Corporate Actuary

     The following employees of John Hancock (or an affiliate) are also Trustees or principal officers of the John Hancock Variable Series Trust I:

Michele G. Van Leer                      Chairman of the Board of Trustees of the Trust
Thomas J. Lee                            Vice Chairman of the Board of Trustees of the Trust
Raymond F. Skiba                         Treasurer of the Trust
Karen Q. Visconti                        Secretary of the Trust
Jude Curtis                              Compliance Officer of the Trust

GOLDMAN SACHS

     Since Goldman, Sachs & Co. is a partnership, it does not have directors, but a General Partner which is The Goldman, Sachs & Co. L.L.C. The executive officers of The Goldman Sachs & Co. L.L.C. are:

Henry M. Paulson,, Jr., Chairman and Chief Executive Officer
Robert J. Hurst, Vice Chairman
John A. Thain, President and Co. Chief Operating Officer
John J. Thornton, President and Co. Chief Operating Officer

The business address of these executive officers is 85 Broad Street, New York, NY 10004.

     The following table contains information concerning funds advised or subadvised by Goldman Sachs that have investment objectives similar to those of the Large Cap Value CORE II Fund:

-------------------------------------------------------------------------------------------------------------------------------
                    Name                                        Fee Schedule*                        Assets at 12/31/00
                    ----                                        -------------                        ------------------
-------------------------------------------------------------------------------------------------------------------------------
John Hancock Variable Series Trust I Large           First $50 million              0.40%                     $
Cap Value CORE Fund                                  Next $150 million              0.30%
                                                     Over $200 million              0.25%

-------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Core Large Cap Value Fund          Management Fee                 0.70%                 $3.5 million

-------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs CORE Large Cap Value Fund              Management Fee                 0.60%               $163.5 million

-------------------------------------------------------------------------------------------------------------------------------

*[Waivers and reimbursements to be described]

JOHN HANCOCK ADVISERS, INC.

     JH Advisers' Board of Directors and executive officers are as follows:

Name                                 Title and Principal Occupation
----                                 ------------------------------
Stephen L. Brown                     Chairman of the Board of Advisers; Chairman of the Board,
                                     John Hancock Life Insurance Company
Maureen R. Ford                      Vice Chairman, President and Chief Executive Officer of
                                     JH Advisers; President, Broker-Dealer Distribution and
                                     Financial Advisory Network, John Hancock Life Insurance Company
David F. D'Alessandro                Director of JH Advisers; President and Chief Executive
                                     Officer, John Hancock Life Insurance Company
John M. DeCiccio                     Director of JH Advisers; Executive Vice President and Chief
                                     Investment Officer, John Hancock Life Insurance Company
David A. King                        Director of JH Advisers; Senior Vice President, John Hancock
                                     Life Insurance Company
Mark C. Lapman                       Director of JH Advisers; Chairman of the Board and President, IIA
Jeanne M. Livermore                  Director of JH Advisers; Senior Vice President, John Hancock
                                     Life Insurance Company
Thomas E. Moloney                    Director of JH Advisers; Chief Financial Officer, John
                                     Hancock Life Insurance Company
Robert H. Watts                      Director of JH Advisers; Senior Vice President, John Hancock
                                     Life Insurance Company
Richard A. Brown                     Senior Vice President, Chief Financial Officer & Treasurer
                                     of JH Advisers
William L. Braman,                   Executive Vice President & Chief Investment Officer ofJH  Advisers
James V. Bowhers                     Executive Vice President of JH Advisers
James K. Ho                          Executive Vice President of JH Advisers
James K. Schmidt                     Executive Vice President of JH Advisers
John F. Snyder, III                  Executive Vice President of JH Advisers
Susan S. Newton                      Senior Vice President & Secretary of JH Advisers

     The business address for the directors and executive officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

     The following table contains information concerning funds advised or subadvised by Advisers that have investment objectives similar to those of the Active Bond II Fund:

-------------------------------------------------------------------------------------------------------------------------------
                    Name                                        Fee Schedule*                        Assets at 1/31/01
                    ----                                        -------------                        -----------------
-------------------------------------------------------------------------------------------------------------------------------
John Hancock Variable Series Trust I                 First $100 million             0.250%              $908,772,161
   Active Bond Fund                                  Next $150 million              0.200%
                                                     Next $250 million              0.160%
                                                     Next $500 million              0.125%
                                                     Over $1 billion                0.100%
---------------------------------------------------------------------------------------------------------------------------
John Hancock Sovereign Bond Fund -
  John Hancock Bond Fund Series                      First $1.5 billion             0.500%            $1,423,408,501
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     Next $0.5 billion              0.450%
                                                     Next $0.5 billion              0.400%
                                                     Over $2.5 billion              0.350%
---------------------------------------------------------------------------------------------------------------------------
John Hancock Institutional Series Trust -
  John Hancock Active Bond Fund (1)                  First $1.5 billion             0.500%                $6,927,877
                                                     Over $1.5 billion              0.450%

---------------------------------------------------------------------------------------------------------------------------
John Hancock Declaration Trust -
  John Hancock V.A. Bond Fund (2)                    All amounts                    0.500%               $28,955,954

---------------------------------------------------------------------------------------------------------------------------
Closed End Funds:
----------------

John Hancock Investors Trust (3)                     First $150 million             0.650%              $175,488,782
                                                     Next $ 50 million              0.375%
                                                     Next $100 million              0.350%
                                                     Over $300 million              0.300%

John Hancock Income Securities                       First $150 million             0.650%              $183,512,239]
  Trust (3)                                          Next $ 50 million              0.375%
                                                     Next $100 million              0.350%
                                                     Over $300 million              0.300%

---------------------------------------------------------------------------------------------------------------------------

(1) Advisers has agreed to temporarily limit other expenses of the Fund to 0.60% of the Fund's average daily assets at least until 6/30/01.
(2) Advisers has agreed to temporarily limit other expenses of the Fund to 0.25% of the Fund's average daily assets at least until 4/30/01.
(3) In the event normal operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30 million of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30 million, the fee payable to JH Advisers will be reduced to the extent of such excess and JH Advisers will make additional arrangements necessary to eliminate any remaining excess expenses.

T. ROWE PRICE GROUP

T. Rowe Price Group's Board of Directors and executive officers are as follows:

      Name                          Principal Occupation
      ----                          --------------------

George A. Roche                     Chairman of the Board, President and Managing Director, T. Rowe Price;
                                    Director, Price-International
James S. Riepe                      Vice Chairman of the Board and Managing Director, T. Rowe Price; Director,
                                    Price-International
M. David Testa                      Vice Chairman of the Board, Chief Investment Officer, T. Rowe Price;
                                    Director, Price-International
James E. Halbkat, Jr.               President of U.S. Monitor Corporation
Donald B. Hebb, Jr.                 Managing General Partner of ABS Capital Partners
Richard L. Menschel                 Limited Partner of Goldman Sachs Group L.P.
Robert L. Strickland                Retired as Chairman of Lowe's Companies, Inc.
Anne Marie Whittemore               Partner of the law firm of McGuire, Woods, Battle & Booth
William T. Reynolds                 Director, Managing Director, T. Rowe Price
Brian C. Rogers                     Director, Managing Director, T. Rowe Price
Henry H. Hopkins                    Director, Managing Director, T. Rowe Price; Vice President, Price-

                                    International
James A. C. Kennedy                 Director, Managing Director, T. Rowe Price
Edward C. Bernard                   Director, Managing Director, T. Rowe Price
John H. Laporte, Jr.                Director, Managing Director, T. Rowe Price
Martin G. Wade                      Director, Managing Director, T. Rowe Price; Director Chairman of the
                                    Board, Price International

     The business address for the directors of T. Rowe Price is 100 East Pratt Street, Baltimore, MD 21202.

T. ROWE PRICE ASSOCIATES, INC.

     T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group. Its Board of Directors and executive officers are as follows:

      Name                                           Principal Occupation
      ----                                           --------------------
      George A. Roche                                See above
      M. David Testa                                 See above
      Edward C. Bernard                              See above
      James A.C. Kennedy                             See above
      William T. Reynolds                            See above
      James S. Riepe                                 See above

     The following table contains information concerning funds managed by T. Rowe Price that has an investment objective similar to that of the Small Cap Value Fund:

--------------------------------------------------------------------------------------------------------------------
               Name                                      Fee Schedule*                     Assets at 9/30/00
               ----                                      -------------                     -----------------
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small-Cap Value Fund,     .35% (individual fee)       .32% (group fee)         $1,323,305,828
Inc.
--------------------------------------------------------------------------------------------------------------------

* For its services to each investment company as an investment adviser (or sub-adviser) that is sponsored and managed by T. Rowe Price ("Price Funds"), T. Rowe Price is paid a management fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain Price Funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). Each such investment company pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. In addition to the group fee, each investment company pays a flat "individual" fund fee based on its net assets. The table below sets forth the current "group" fee at various asset levels of the Combined Price Funds.

                       T. Rowe Price Group Fee Schedule
                       --------------------------------

                            .480% first $1 billion
                             .450% next $1 billion
                             .420% next $1 billion
                             .390% next $1 billion
                             .370% next $1 billion
                             .360% next $2 billion
                             .350% next $2 billion
                             .340% next $5 billion
                            .330% next $10 billion
                            .320% next $10 billion
                            .310% next $16 billion
                            .305% next $30 billion
                            .300% next $40 billion
                               .295% thereafter

WELLINGTON MANAGEMENT COMPANY, LLP

      Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership, which is owned entirely by its 69 partners, all of whom are full-time professional members of the firm. Its Executive Committee members are:

Name                                  Principal Occupation
----                                  --------------------
Laurie A. Gabriel                     Senior Vice President, Managing Partner, and Director of
                                      Quantitative Research
John H. Gooch                         Senior Vice President, Partner, and Director of Separate
                                      Account Portfolio Management
George C. Lodge, Jr.                  Senior Vice President, Partner, and Director of US Business
                                      Development
Duncan M. McFarland                   President, Chief Executive Officer, Managing Partner,
                                      Director of Commingled Account Portfolio Management and
                                      Chairman of Executive Committee
James N. Mordy                        Senior Vice President, Partner, and Portfolio Manager
John R. Ryan                          Senior Vice President, Partner, and Portfolio Manager
Theodore Shastath                     Senior Vice President, Partner, Industry Analyst and
                                      Portfolio Manager
Gene R. Tremblay                      Senior Vice President, Partner, and Director of Global
                                      Research and Trading
Clare Villari                         Senior Vice President, Partner, and Manager of Mutual Fund
                                      Client Service

     The business address for the Executive Committee members of Wellington Management is 75 State Street, Boston Massachusetts 02109.

     The following table contains information concerning funds managed by Wellington Management that have investment objectives similar to those of the Large/Mid Cap Value II Fund:

--------------------------------------------------------------------------------------------------------------------------------
                    Name                                        Fee Schedule*                            Assets at 12/31/00
                    ----                                        -------------                            ------------------
--------------------------------------------------------------------------------------------------------------------------------
John Hancock Variable Series Trust I           First $25 million                   0.60%                     $16 million
   Large/Mid Cap Value Fund                    Next $25 million                    0.50%
                                               Next $50 million                    0.40%
                                               Over $100 million                   0.30%
--------------------------------------------------------------------------------------------------------------------------------
American Odyssey Core Equity Fund              All Levels                          0.45%                    $169 million
--------------------------------------------------------------------------------------------------------------------------------
Activa Value Fund*                             First $350 million                  0.30%                    $172 million
                                               Over $350 million                   0.25%
--------------------------------------------------------------------------------------------------------------------------------

*Minimum annual fee of $350,000.

The following table contains information concerning funds managed by Wellington Management that have investment objectives similar to those of the Money Market
Fund:

---------------------------------------------------------------------------------------------------------------------------------
                    Name                                        Fee Schedule*                           Assets at 12/31/00
                    ----                                        -------------                           ------------------
---------------------------------------------------------------------------------------------------------------------------------
SEI Liquid Asset Trust                            First $500 million               0.075%                 $2,106 million
(3 Money Market Portfolios)                       Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------
SEI Daily Income Trust                            First $500 million               0.075%                 $9,569 million
(6 Money Market Portfolios)                       Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------
SEI Insurance Products Trust                      First $500 million               0.075%                   $6 million
VP Prime Obligation Portfolio                     Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Bishop Street Funds                               First $500 million               0.075%                  $761 million
(2 Money Market Porfolios)                        Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation Fund                  First $500 million               0.075%                  $124 million
                                                  Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------
OVB Prime Obligations Fund                        First $500 million               0.075%                  $122 million
                                                  Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves Fund                           First $500 million               0.075%                  $367 million
                                                  Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------
Anchor Series Trust-Money Market                  First $500 million               0.075%                  $61 million
                                                  Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------
CNI Charter Government Money Market Fund          First $500 million               0.075%                  $2,032 million
                                                  Over $500 million                0.020%
---------------------------------------------------------------------------------------------------------------------------------
Prudential: Target US Government Money Market     All Asset Levels                 0.125%                  $122 million
---------------------------------------------------------------------------------------------------------------------------------